                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 7, 2002





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                        0-25620                41-1459569
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  c.           Exhibits

                  Exhibit      Description of Exhibit
                  -------      ----------------------

                  99           Press release dated October 7, 2002

Item 9.           Regulation FD Disclosure.
                  ------------------------

                  On October 7, 2002, A.S.V., Inc. ("ASV" or "the Company") issued a press release disclosing the implementation of a new stock repurchase plan. Under this new plan, ASV may repurchase up to $5 million of its common stock on the open market. The Company intends to fund the repurchases with available funds. The repurchase program is expected be in effect through the period ending October 7, 2003, or until such amount of stock is repurchased.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 7, 2002



                                             A.S.V., INC.


                                             By: /s/ Gary Lemke
                                                 -------------------------------
                                                 Its:  President
                                                       -------------------------





                                  EXHIBIT INDEX


          Exhibit     Description of Exhibit
          -------     ----------------------
             99       Press release dated October 7, 2002